Exhibit 10.31

                        AMENDMENT TO AMENDED AND RESTATED
                        ---------------------------------
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       -----------------------------------
                        PSA INSTITUTIONAL PARTNERS, L.P.,
                        ---------------------------------
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------


         This Amendment (the "AMENDMENT") to the Amended and Restated Agreement of Limited Partnership (the "MARCH 29TH AGREEMENT") of PSA Institutional Partners, L.P., a California Limited Partnership dated March 29, 2000 is made and entered into as of August 11, 2000 (the "EFFECTIVE DATE") with reference to the following facts:

         A.Pursuant to Section 3.3 of the March 29th Agreement, the General Partner is authorized to cause the Partnership to issue certain additional units of limited partnership interest without the consent of the Limited Partners.

         B. The General Partner has determined that it is in the best interests of the Partnership to create two new classes and series of units, with the designations, preferences and other rights, powers and duties set forth in this Amendment, to be known as Series P and Series P2 Preferred Units, and to issue those units as set forth below.

         C. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings given to them in the March 29th Agreement.

         The parties agree as follows:

         1. The introductory paragraph of the March 29th Agreement is amended to add the following as a new final sentence of that paragraph:

         "Meadowbrook Equity Fund III, LLC, a New York Limited Liability Company ("MEADOWBROOK") has become a limited partner effective August 11, 2000."

         2. The following definitions shall be inserted into Section 1 of the March 29th Agreement in the appropriate alphabetical order:

         "SERIES P PREFERRED UNITS" means the series of partnership interests designated as the "8.75% Series P Cumulative Redeemable Perpetual Preferred Units" entitled to the rights described in this Agreement. The Series P Preferred Units are Exchangeable Preferred Units, and the Corresponding Preferred Stock with respect to those units is the 8.75% Cumulative Preferred Stock, Series P, of the Company.

         "SERIES P2 PREFERRED UNITS" means the series of partnership interests designated as the "8.75% Series P2 Cumulative Redeemable Perpetual Preferred Units" entitled to the rights described in this Agreement.

         3. The definition of "CONTRIBUTION AGREEMENTS" in the March 29th Agreement is amended to add, immediately following clause (iii) a new clause
(iv) to read:

         , (iv) Meadowbrook, the Partnership and the Company dated as of August 11, 2000 and to renumber the final clause of that definition as clause (v).

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         4. The definition of "LIMITED  PARTNERS" in the March 29th Agreement is
amended to add, immediately following "the DLJ Limited Partners" the following:

         , Meadowbrook

         5. The definition of "PARITY PREFERRED UNITS" in the March 29th Agreement is amended to add the following as a new final sentence of that definition:

         The Series P Preferred Units and Series P2 Preferred Units shall be PARITY PREFERRED UNITS.

         6. The definition of "PRIORITY RETURN" in the March 29th Agreement is amended to add, immediately following clause (ii) a new clause (iii) to read:

         , (iii) for the Series P Preferred Units and Series P2 Preferred Units an amount equal to eight and three quarters percent (8.75%) per annum of the stated value of $25 per unit and to renumber the final clause of that definition as clause (iv), and to add the following as a new final sentence of that definition:

         In computing Priority Returns, one day's worth of return shall accrue for each full day that the units are outstanding (for example, if units are initially issued on March 17, during that first calendar quarter the units will be outstanding for 14 full days, and will accrue a priority return of 14/90ths of the amount that would be payable for a full calendar quarter).

         7. On the Effective Date: (a) Meadowbrook Equity Fund III, LLC, a New York Limited Liability Company ("MEADOWBROOK") shall make or shall have made a Capital Contribution to the Partnership of $50,000,000 in cash and (b) the Partnership shall issue or shall have issued to Meadowbrook 2,000,000 Series P Preferred Units. In order to reflect the issuance of the Series P Preferred Units to Meadowbrook and the conversion of an equivalent number of Partnership Common Units held by the PS Limited Partner into Series P2 Preferred Units, on the Effective Date, Exhibit A to the March 29th Agreement is replaced with Exhibit A in the form attached to this Amendment.

         8. Section 3.2 of the March 29th Agreement is amended to add the following as a new penultimate sentence of that section:

         The address of Meadowbrook is Bessemer Trust Company, N.A., as Manager, 630 Fifth Avenue, New York, New York 10111, Attention: General Counsel.

         9. Section 6.6.1 of the March 29th Agreement is amended to read in its entirety as follows:

         The Series N, Series O and Series P Preferred Units may not be redeemed prior to the fifth (5th) anniversary of the issuance date of the particular series to be redeemed. On or after the fifth anniversary date of each such series, the Partnership shall have the right to redeem the Series N, Series O or Series P Preferred Units, respectively, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days' written notice, at a redemption price, payable in cash, equal to the Liquidation Preference per Series N, Series O or Series P Preferred Unit to be redeemed (the "REDEMPTION PRICE"). The rights of redemption of any subsequently issued Parity Preferred Units shall be as designated in an amended Exhibit A to this Agreement. If fewer than all of the outstanding Parity Preferred Units of a particular series are to be redeemed, the units to be redeemed from that series shall be selected PRO RATA (as nearly as practicable without creating fractional units).

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         10.  Section 6.7 of the March 29th  Agreement is amended to read in its entirety as follows:

                  6.7 NO SINKING FUND. No sinking fund shall be established for the retirement or redemption of Series N, Series O or Series P Preferred Units.

         11. Section 10.3 of the March 29th Agreement is amended to read in its entirety as follows:

                  10.3 CERTAIN VOTING RIGHTS.

                           10.3.1 SERIES O PREFERRED UNITS. Holders of the Series O Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series O Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series O Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series O Preferred Units."

                           10.3.2 SERIES P PREFERRED UNITS. Holders of the Series P Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series P Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series P Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series P Preferred Units."

         12. The final sentence of Section 11.2 of the March 29th Agreement is amended to add, immediately following clause (iv) a new clause (v) to read:

         , (v) a so called "exchange" fund managed by Bessemer Trust Company, N.A., or one of its affiliates (in the case of transfers to entities described in this clause (v), transfers may be made during the first year after the date of this Agreement and the requirement that the transferee acquire at least 500,000 Parity Preferred Units shall not apply, so long as Series P Preferred Units are held by 5 or fewer such entities)

and to renumber the final clause of that definition as clause (vi).

         13. Section 11.7.6 of the March 29th Agreement is amended to replace the reference to "Investment Partnership Act of 1940" with "Investment Company Act of 1940".

         14. Section 12.1.4 of the March 29th Agreement is amended to add the following new clause after clause (e):

                  (f) only with respect to the Series P Preferred Units, if at any time the Partnership shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing or shall fail generally to pay its debts as they become due, or an involuntary case or other proceeding shall be commenced against the partnership seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other

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         similar law now or hereafter in effect or seeking the  appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Partnership under the federal bankruptcy laws as now or hereafter in effect.

         15. Section 12.2 of the March 29th Agreement is amended to read in its entirety as follows:

                  12.2 RIGHT TO EXCHANGE.

                           12.2.1 SERIES O PREFERRED UNITS. The Series O Preferred Units also shall be exchangeable in the same fashion as are the Series N Preferred Units: the provisions of Section 12.1 shall be read as if restated in this Section 12.2.1, but as if each reference in those provisions to "Series N Preferred Units" instead were a reference to "Series O Preferred Units," and by treating each reference to the "Series N Preferred Stock" as a reference to the 9.125% Cumulative Preferred Stock, Series O, of the Company.

                           12.2.2 SERIES P PREFERRED UNITS. The Series P Preferred Units also shall be exchangeable in the same fashion as are the Series N Preferred Units: the provisions of Section 12.1 shall be read as if restated in this Section 12.2.2, but as if each reference in those provisions to "Series N Preferred Units" instead were a reference to "Series P Preferred Units," and by treating each reference to the "Series P Preferred Stock" as a reference to the 8.75% Cumulative Preferred Stock, Series P, of the Company.

         16. Except as expressly provided in this Amendment, all of the provisions of the March 29th Agreement are ratified and confirmed, and continue in full force and effect.

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         The  undersigned  have signed this  Amendment as of the date  indicated
above.

                         "GENERAL PARTNER:"

                         PS Texas Holdings, Ltd.,
                         a Texas limited partnership

                         By: PS GPT Properties, Inc., a California corporation, its general partner


                              By:   /S/ HARVEY LENKIN
                                    -----------------
                                    Harvey Lenkin, President


                         By:   /S/ DAVID P. SINGELYN
                               ---------------------
                               David P. Singelyn, Assistant Secretary

                         "LIMITED PARTNERS:"

                         PS LPT PROPERTIES INVESTORS,
                         a Maryland business trust


                         By:  /S/ HARVEY LENKIN
                              -----------------
                              Harvey Lenkin, President


                         By:  /S/ DAVID P. SINGELYN
                              ---------------------
                              David P. Singelyn, Assistant Secretary

                         MEADOWBROOK EQUITY FUND III, LLC,
                         a New York limited liability company


                         By:  Bessemer Trust Company, N.A., as Manager


                              By:   /S/ WILLIAM J. TYNE
                                    -------------------
                                    Name:    William J. Tyne
                                    Title:   Executive Vice President

                            [signatures continued]

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                         ALL OTHER LIMITED PARTNERS

                         By:  PS Texas Holdings, Ltd.,
                              a Texas limited partnership,
                              as their attorney-in-fact

                              By:  PS GPT Properties, Inc.,
                                   a California corporation,
                                   its general partner


                                   By:  /S/ HARVEY LENKIN
                                        Harvey Lenkin
                                        President


                                   By:  /S/ DAVID P. SINGELYN
                                        ---------------------
                                        David P. Singelyn
                                        Assistant Secretary


ACKNOWLEDGED AND AGREED, AS TO THE
ISSUANCE OF COMPANY STOCK PURSUANT
TO SECTION 12 OF THE MARCH 29TH AGREEMENT:

"COMPANY"

PUBLIC STORAGE, INC.,
a California corporation


By:  /S/ HARVEY LENKIN
     -----------------
     Harvey Lenkin
     President


By:  /S/ DAVID P. SINGELYN
     ---------------------
     David P. Singelyn
     Assistant Secretary

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